SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2006

Beckman Coulter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard

Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 11, 2006, Beckman Coulter, Inc. (the “Company”), issued a press release announcing that its Board of Directors has approved that the Company may repurchase up to 2.5 million shares of the Company’s common stock. A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby filed.

On December 11, 2006, the Company issued a press release announcing that it intends to offer convertible senior notes in a private offering. A copy of the press release is attached hereto as Exhibit 99.2, is incorporated herein by reference, and is hereby filed.

On December 11, 2006, the Company issued a press release announcing a tender offer for its outstanding 7.45% Convertible Senior Notes due 2008. A copy of the press release is attached hereto as Exhibit 99.3, is incorporated herein by reference, and is hereby filed.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Document Description
99.1	Press Release dated December 11, 2006.

99.2	Press Release dated December 11, 2006.

99.3	Press Release dated December 11, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2006

BECKMAN COULTER, INC.

By:	/s/ Jack E. Sorokin
Name:	Jack E. Sorokin
Title:	Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated December 11, 2006.

99.2	Press Release dated December 11, 2006.

99.3	Press Release dated December 11, 2006.